                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                           /s/ MICHAEL W. RESCHKE
                                        ------------------------------------
                                        Michael W. Reschke

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                           /s/ ABRAHAM ROSENTHAL
                                        ------------------------------------
                                        Abraham Rosenthal

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                           /s/ WILLIAM H. CARPENTER, JR
                                        ------------------------------------
                                        William H. Carpenter, Jr.

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                           /s/ GLENN D. RESCHKE
                                        ------------------------------------
                                        Glenn D. Reschke

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                           /s/ TERENCE C. GOLDEN
                                        ------------------------------------
                                        Terence C. Golden

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ KENNETH A. RANDALL
                                        ------------------------------------
                                        Kenneth A. Randall

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ JAMES R. THOMPSON
                                        ------------------------------------
                                        James R. Thompson

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ MARVIN S. TRAUB
                                        ------------------------------------
                                        Marvin S. Traub

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ SHARON SHARP
                                        ------------------------------------
                                        Sharon Sharp

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ NORMAN PERLMUTTER
                                        ------------------------------------
                                        Norman Perlmutter

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ ROBERT D. PERLMUTTER
                                        ------------------------------------
                                        Robert D. Perlmutter

March 23, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ WILLIAM P. DICKEY
                                        ------------------------------------
                                        William P. Dickey

March 25, 1998